SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               -----------------

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): February 9, 1999


                         HAWTHORNE FINANCIAL CORPORATION
               (Exact Name of Registrant as Specified in Charter)


           DELAWARE                  0-1100                 95-2085671
 (State or Other Jurisdiction      (Commission             (IRS Employer
       of Incorporation)           File Number)         Identification No.)



                              2381 Rosecrans Avenue
                          El Segundo, California 90245
                   (Address of Principal Executive Offices)

                                (310) 725-5000
                         (Registrant's Telephone Number)



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ITEM 5.     Other Events

        On February 9, 1999, Hawthorne Financial Corporation issued the press release which is included as Exhibit 99.1 hereto.


ITEM 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

  (a)   Not applicable.

  (b)   Not applicable.

  (c)   Exhibits.

        99.1  Press release dated February 9, 1999

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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


March 2, 1999                       HAWTHORNE FINANCIAL CORPORATION



                                    By:   /S/ SCOTT A. BRALY
                                        ----------------------------------------
                                           Scott A. Braly
                                           President and Chief Executive Officer



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                                  EXHIBIT INDEX

EXHIBITS                                                           PAGE NUMBER
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  99.1      Press Release dated February 9, 1999